UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: August 19, 2009


                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

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

              Colorado                                   0-29670                                84-1491159
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-422-8127
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events

Dismissal of Law Suit

On October 24, 2008, Sun River Energy, Inc. (the Company) received notice from LPC Investment, LLC ("LPC") of a demand of payment in connection with $74,600 in unsecured promissory notes held by LPC. LPC was demanding payment of the outstanding principal and accrued interest. The promissory note had a due date of September 30, 2008. LPC filed a lawsuit against the Company in December 2008 in the Jefferson District Court in Colorado, seeking payment and alleging entitlement to damages in excess of $1,400,000.

On August 18, 2009, the Court granted the Motion to Dismiss filed by LPC in July 2009. The case has dismissed without prejudice and all claims against the Company have been dropped.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             SUN RIVER ENERGY, INC.


                             By:/s/Redgie Green
                             ------------------------
                                Redgie Green, President


 Date: August 19, 2009